UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.        )

Filed by the Registrant  ☒                            Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Sec. 240.14a-12

CLOUGH GLOBAL OPPORTUNITIES FUND

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11(set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

CLOUGH GLOBAL ALLOCATION FUND

CLOUGH GLOBAL EQUITY FUND

CLOUGH GLOBAL OPPORTUNITIES FUND

(each a “Fund” collectively, the “Funds”)

1290 Broadway, Suite 1100

Denver, Colorado 80203

(877) 256-8445

NOTICE OF ANNUAL MEETINGS OF SHAREHOLDERS

TO BE HELD ON JULY 16, 2010

To the Shareholders of the Funds:

Notice is hereby given that the Annual Meetings of Shareholders (each a “Meeting” and collectively the “Meetings”) of the Funds will be held at the offices of the Funds, 1290 Broadway, Suite 1100, Denver, Colorado 80203, on Friday, July 16, 2010, at 10:00 a.m. Mountain Time, for the following purposes:

1.	Shareholders of the Clough Global Allocation Fund are being asked to elect two (2) Trustees of the Clough Global Allocation Fund;

2.	Shareholders of the Clough Global Equity Fund are being asked to elect three (3) Trustees of the Clough Global Equity Fund;

3.	Shareholders of the Clough Global Opportunities Fund are being asked to elect three (3) Trustees of the Clough Global Opportunities Fund; and

4.	To consider and vote upon such other matters, including adjournments, as may properly come before said Meeting or any adjournments thereof.

These items are discussed in greater detail in the attached combined Proxy Statement.

The close of business on May 17, 2010, has been fixed as the record date for the determination of shareholders entitled to a notice of and to vote at the applicable Meeting and any adjournments thereof.

YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR HOLDINGS IN A FUND. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, WE ASK THAT YOU PLEASE EITHER VOTE VIA THE INTERNET OR COMPLETE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.

By Order of the Board of Trustees of: Clough Global Allocation Fund Clough Global Equity Fund Clough Global Opportunities Fund

Edmund J. Burke
President and Trustee
May 27, 2010

CLOUGH GLOBAL ALLOCATION FUND (“GLV”)

CLOUGH GLOBAL EQUITY FUND (“GLQ”)

CLOUGH GLOBAL OPPORTUNITIES (“GLO”)

(each a “Fund” and collectively, the “Funds”)

ANNUAL MEETINGS OF SHAREHOLDERS

July 16, 2010

PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of the Funds for use at the Annual Meetings of Shareholders of the Funds (each a “Meeting” and collectively, the “Meetings”) to be held on Friday, July 16, 2010, at 10:00 a.m. Mountain Time, at the offices of the Funds, 1290 Broadway, Suite 1100, Denver, Colorado 80203, and at any adjournments thereof.

Internet Availability of Proxy Materials

As permitted by the Securities and Exchange Commission (“SEC”) the Funds are furnishing proxy materials to shareholders on the Internet, rather than mailing paper copies to each shareholder. The Notice of Internet Availability of Proxy Materials (“Notice”) tells you how to access and review the proxy materials and vote your shares via the Internet. If you would like to receive a paper copy of the Funds’ proxy statement free of charge, please follow the instructions in the Notice. The Notice of each Fund’s Annual Meeting of Shareholders or the Proxy Statement with the accompanying proxy card was mailed to shareholders on or about May 27, 2010.

Other Methods of Proxy Solicitation

In addition to the solicitation of proxies by Internet or mail, officers of the Funds and officers and regular employees of The Bank of New York Mellon (“BNY”), the Funds’ transfer agent, ALPS Fund Services, Inc. (“ALPS”), the Funds’ administrator, and affiliates of BNY, ALPS or other representatives of the Funds may also solicit proxies by telephone, internet or in person. The expenses incurred in connection with preparing the Proxy Statement and its enclosures will be paid by ALPS. ALPS will also reimburse brokerage firms and others for their expenses in forwarding solicitation materials to the beneficial owners of each Fund’s Common Shares (as defined below).

EACH FUND’S MOST RECENT ANNUAL REPORT, INCLUDING AUDITED FINANCIAL STATEMENTS FOR THE FISCAL YEAR ENDED MARCH 31, 2010, ARE AVAILABLE UPON REQUEST, WITHOUT CHARGE, BY WRITING TO THE FUNDS AT 1290 BROADWAY, SUITE 1100, DENVER, COLORADO 80203 OR BY CALLING THE FUNDS AT 877-256-8445 OR VIA THE INTERNET AT WWW.CLOUGHGLOBAL.COM.

If the enclosed proxy is properly executed and returned in time to be voted at the Meeting, the Common Shares represented thereby will be voted “FOR” the applicable proposals listed in the accompanying Notice of Annual Meeting of Shareholders, unless instructions to the contrary are marked thereon, and in the discretion of the proxy holders as to the transaction of any other business that may properly come before the applicable Meeting. Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise either by attending the Meeting and voting his or her Common Shares in person or by submitting a letter of revocation or a later-dated proxy to the Funds at the above address prior to the date of the Meeting.

If a quorum is not present at a Meeting, or if a quorum is present at a Meeting but sufficient votes to approve any of the proposed items are not received, the persons named as proxies may propose one or more adjournments of such Meeting to permit further solicitation of proxies. A shareholder vote may be taken on one or more of the proposals in this Proxy Statement prior to such adjournment if sufficient votes have been received for approval and it is otherwise appropriate. Any such adjournment for a Meeting will require the affirmative vote of a majority of those Common Shares present at a Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies that they are entitled to vote “FOR” any proposal in favor of such adjournment and will vote those proxies required to be voted “AGAINST” any proposal against such adjournment.

The close of business on May 17, 2010, has been fixed as the “Record Date” for the determination of shareholders entitled to notice of and to vote at the Funds’ Meetings and all adjournments thereof.

Each Fund has one class of capital stock: Common Shares (“Common Shares”). The holders of Common Shares are entitled to one vote for each full share and an appropriate fraction of a vote for each fractional share held. As of the Record Date the following totals were the number of Common Shares outstanding for each Fund.

Fund	Common Shares Outstanding

Clough Global Allocation Fund	10,434,605.60

Clough Global Equity Fund	17,840,704.60

Clough Global Opportunities Fund	51,736,858.60

The following table shows the ownership as of December 31, 2009 of Common Shares of each Fund by each Trustee and the Funds’ principal executive officer and principal financial officer. Each Trustee and Executive Officer and all Trustees and Executive Officers as a group owned less than 1% of each Fund’s outstanding shares as of December 31, 2009.

Trustees & Principal Executive Officer’ s Names	Total GLV Shares Owned	Total GLQ Shares Owned	Total GLO Shares Owned
Andrew C. Boynton	None	None	None
Edmund J. Burke*	None	None	None
Robert L. Butler	2,007	1,982	1,857
James E. Canty	4,345	6,272	6,265
Adam D. Crescenzi	None	1,700	7,621
Jeremy O. May*	None	None	None
John F. Mee	None	None	None
Richard C. Rantzow	1,872	1,868	None
Jerry G. Rutledge	4,451	7,490	5,000
All Trustees and Executive Officers as a group	12,675	19,312	20,743

*	Mr. Burke and Mr. May are the Principal Executive Officer and Principal Financial Officer of each Fund, respectively.

The following tables show, as of May 17, 2010, the ownership of common shares by persons or organizations known to each Fund to be beneficial owners of more than 5% of a Fund’s outstanding Common Shares.

5% or greater Shareholders

CLOUGH GLOBAL ALLOCATION

Name & Address	Percentage of Shares Held	Total Shares Owned

Merrill Lynch	70.07%	7,311,307
101 Hudson Street 9th Floor
Jersey City, NJ 07302

Morgan Stanley	7.27%	758,385
Harborside Financial Center
Plaza 2
Jersey City, NJ 07311

CLOUGH GLOBAL EQUITY FUND

Name & Address	Percentage of Shares Held	Total Shares Owned

Merrill Lynch	48.39%	8,633,694
101 Hudson Street 9th Floor
Jersey City, NJ 07302

Morgan Stanley	6.05%	1,079,016
Harborside Financial Center
Plaza 2
Jersey City, NJ 07311

Raymond James Financial, Inc.	5.34%	953,082
880 Carillon Parkway
St. Petersburg, FL 33716

State Street Corporation	5.31%	947,303
State Street Financial Center
One Lincoln St
Boston, MA 02206

CLOUGH GLOBAL OPPORTUNITIES FUND

Name & Address	Percentage of Shares Held	Total Shares Owned

Merrill Lynch	48.83%	25,261,097
101 Hudson Street 9th Floor
Jersey City, NJ 07302

Morgan Stanley	5.51%	2,852,862
Harborside Financial Center
Plaza 2
Jersey City, NJ 07311

In order that your Common Shares may be represented at the Meeting(s), you are requested to vote on the following matters:

PROPOSALS 1, 2 and 3

ELECTION OF NOMINEES

TO EACH FUND’S BOARD OF TRUSTEES

Nominees for Each Fund’s Board of Trustees

Each Fund’s Board of Trustees is divided into three classes, each class having a term of three years. Each year the term of office for one class will expire. Listed below are the respective nominees for each Fund, who have been nominated by their respective Board of Trustees, for election to a three-year term to expire at each Fund’s 2013 Annual Meeting of Shareholders or until their successors are duly elected and qualified.

Proposal 1: Nominees for the Clough Global Allocation Fund

(1)	Edmund J. Burke

(2)	John F. Mee

Proposal 2: Nominees for Clough Global Equity Fund

(1)	Robert L. Butler

(2)	James E. Canty

(3)	Richard C. Rantzow

Proposal 3: Nominees for Clough Global Opportunities Fund

(1)	Andrew C. Boynton

(2)	Adam D. Crescenzi

(3)	Jerry G. Rutledge

Unless authority is withheld, it is the intention of the persons named in the proxy to vote the proxy “FOR” the election of the nominees named above. Each nominee has indicated that he has consented to serve as a Trustee if elected at the Meeting. If a designated nominee declines or otherwise becomes unavailable for election; however, the proxy confers discretionary power on the persons named therein to vote in favor of a substitute nominee or nominees.

Information About Each Trustee’s Professional Experience And Qualifications

Provided below is a brief summary of the specific experience, qualifications, attributes or skills for each Trustee that warranted their consideration as a Trustee candidate to the Board of Trustees of each of the Funds which are structured as individual investment companies under the Investment Company Act of 1940, as amended, (“1940 Act”).

Andrew C. Boynton – Mr. Boynton is currently the Dean of the Carroll School of Management at Boston College. Mr. Boynton served as a Professor of Strategy from 1996 to 2005 and Program Director of the Executive MBA Program from 1998 to 2005 at International Institute of Management Development, Lausanne, Switzerland (“IMD”). Prior to that, he was an Associate Professor at the Kenan-Flagler Business School, University of North Carolina, Chapel Hill from 1994 to 1996, Visiting Professor at IMD, Lausanne, Switzerland from 1992 to 1994 and Assistant Professor, Darden School, University of Virginia from 1987 to 1992. Mr. Boynton has served as Trustee for GLV since 2005 and GLQ and GLO since their inception. Mr. Boynton has also served as a member of the Audit Committee and Nominating Committee during his tenure as a Trustee for each Fund. In addition, since being appointed to the Board, Mr. Boynton has further enhanced his experience and skills, in conjunction with the other Trustees, through the Board’s oversight of the Funds’ officers in dealing with a diverse range of topics, to include but not limited to, portfolio management, legal and regulatory matters, compliance oversight, preparation of financial statements and oversight of the Funds’ multiple service providers. The Board of Trustees, in its judgment of Mr. Boynton’s professional experience in academia and as a trustee of closed-end investment companies, believes Mr. Boynton contributes a diverse perspective to the Board that warrants his continued selection as a nominee to be a Trustee.

Robert L. Butler – Mr. Butler is currently an independent consultant for businesses. Mr. Butler was President of Pioneer Funds Distributor, Inc. from 1989 to 1998. He was Senior Vice-President from 1985 to 1988 and Executive Vice-President and Director from 1988 to 1999 of the Pioneer Group, Inc. While at the Pioneer Group, Inc. until his retirement in 1999, Mr. Butler was a Director or Supervisory Board member of a number of subsidiary and affiliated companies, including: Pioneer First Polish Investment Fund, JSC, Pioneer Czech Investment Company and Pioneer Global Equity Fund PLC. From 1975 to 1984 Mr. Butler was a Vice-President of the National Association of Securities Dealers (currently Financial Industry Regulatory Authority). Mr. Butler has served as Trustee for each Fund since its inception and as Chairman of the Board for each Fund since 2006. Mr. Butler has also served as a member of the Audit Committee and Nominating Committee during his tenure as a Trustee for each Fund. In addition, since being appointed to the Board, Mr. Butler has further enhanced his experience and skills, in conjunction with the other Trustees, through the Board’s oversight of the Funds’ officers in dealing with a diverse range of topics, to include but not limited to, portfolio management, legal and regulatory matters, compliance oversight, preparation of financial statements and oversight of the Funds’ multiple service providers. The Board of Trustees, in its judgment of Mr. Butler’s professional experience in the financial services industry, including extensive involvement with international investing and as a trustee of closed-end investment companies, believes Mr. Butler contributes a diverse perspective to the Board that warrants his continued selection as a nominee to be a Trustee.

Adam D. Crescenzi – Mr. Crescenzi is currently a Trustee of Dean College and founding partner of Simply Tuscan Imports LLC. He has been a founding partner and investor of several start-up technology and service firms, such as Telos Partners, a strategic business advisory firm, Creative Realties, Inc. a creative arts technology firm, and ICEX, Inc. whose principal business is web-based corporate exchange forums. Prior to being involved in multiple corporate start-ups, Mr. Crescenzi retired from CSC Index as Executive Vice-President of Management Consulting Services. During his career, Mr. Crescenzi has also served with various philanthropic organizations such as the Boston College McMullen Museum of Arts. Mr. Crescenzi has served as Trustee for each Fund since their inception. Mr. Crescenzi has also served as a member of the Audit Committee and Nominating Committee during his tenure as a Trustee for each Fund. Mr. Crescenzi has served as Chairman of the Nominating Committee for each Fund since 2006. In addition, since being appointed to the Board, Mr. Crescenzi has further enhanced his experience and skills, in conjunction with the other Trustees, through the Board’s oversight of the Funds’ officers in dealing with a diverse range of topics, to include but not limited to, portfolio management, legal and regulatory matters, compliance oversight, preparation of financial statements and oversight of the Funds’ multiple service providers. The Board of Trustees, in its judgment of Mr. Crescenzi’s professional experience with emergent businesses, strategic consulting and as a trustee of closed-end investment companies, believes Mr. Crescenzi contributes a diverse perspective to the Board that warrants his continued selection as a nominee to be a Trustee.

John F. Mee, Esquire – Mr. Mee has been a practicing attorney for over 40 years with experience in both Massachusetts’ state and Federal District Court. Mr. Mee continues to practice in the areas of commercial law, family law, product liability and criminal law. Mr. Mee is a member of the Bar of the Commonwealth of Massachusetts and the Middlesex and Central Middlesex Bar Associations, respectively. He was an instructor in the Harvard Law School Trial Advocacy Workshop from 1990 to 2009. During his legal career, Mr. Mee has also served as a director with various philanthropic organizations such as Holy Cross Alumni Association and the Concord Carlisle Scholarship Fund. Mr. Mee has served as Trustee for each Fund since its inception. Mr. Mee has also served as a member of the Audit Committee and Nominating Committee during his tenure as a Trustee for each Fund. In addition, since being appointed to the Board, Mr. Mee has further enhanced his experience and skills, in conjunction with the other Trustees, through the Board’s oversight of the Funds’ officers in dealing with a diverse range of topics, to include but not limited to, portfolio management, legal and regulatory matters, compliance oversight, preparation of financial statements and oversight of the Funds’ multiple service providers. The Board of Trustees, in its judgment of Mr. Mee’s professional experience as a reputable attorney and trustee of closed-end investment companies, believes Mr. Mee contributes a diverse perspective to the Board that warrants his continued selection as a nominee to be a Trustee.

Richard C. Rantzow – Mr. Rantzow, a Certified Public Account, has over 40 years of experience in the finance industry and has served in a variety of roles. Mr. Rantzow during his nearly 30 year career at Ernst & Young, an independent public accounting firm, served as an audit partner and office managing partner. At Ernst & Young, he was responsible for the auditing of financial statements for a variety of companies, which included financial institutions. In addition, from 1992 to 2005, Mr. Rantzow served as Chairman of the First Funds, an open-end investment company and also currently serves as Trustee and Audit Committee Chairman of the Liberty All-Star Equity Fund and Director and Audit Committee Chairman of the Liberty All-Star Growth Fund, each a closed-end investment company. Mr. Rantzow has served as Trustee for each Fund since its inception. In addition, since being appointed to the Board, Mr. Rantzow has also served as Chairman of the Audit Committee and as a member of the Nominating Committee during his tenure as a Trustee for each Fund. Mr. Rantzow has further enhanced his experience and skills, in conjunction with the other Trustees, through the Board’s oversight of the Funds’ officers in dealing with a diverse range of topics, to include but not limited to, portfolio management, legal and regulatory matters, compliance oversight, preparation of financial statements and oversight of the Funds’ multiple service providers. The Board of Trustees, in its judgment of Mr. Rantzow’s professional experience in the preparation and auditing of financial statements for financial institutions and as a trustee of closed-end investment companies, believes Mr. Rantzow contributes a diverse perspective to the Board that warrants his continued selection as a nominee to be a Trustee.

Jerry G. Rutledge – Mr. Rutledge is the President and owner of Rutledge’s Inc., a retail clothing business that has operated for over 40 years. As a recognized community leader in the state of Colorado Mr. Rutledge was elected as a Regent at the University of Colorado in 1994 and retired in 2007. In addition, Mr. Rutledge is currently serving as a Director of the University of Colorado Hospital and is a Trustee of Financial Investors Trust, an open-end investment company. Mr. Rutledge also served as a Director of the American National Bank until 2009. Mr. Rutledge has served as Trustee for each Fund since its inception. Mr. Rutledge has also served as a member of the Audit Committee and Nominating Committee during his tenure as a Trustee for each Fund. Mr. Rutledge has further enhanced his experience and skills, in conjunction with the other Trustees, through the Board’s oversight of the Funds’ officers in dealing with a diverse range of topics, to include but not limited to, portfolio management, legal and regulatory matters, compliance oversight, preparation of financial statements and oversight of the Funds’ multiple service providers. The Board of Trustees, in its judgment of Mr. Rutledge’s leadership, long-term professional success in operating a business in a competitive industry and as a trustee of closed-end investment companies, believes Mr. Rutledge contributes a diverse perspective to the Board that warrants his continued selection as a nominee to be a Trustee.

Edmund J. Burke – Mr. Burke joined ALPS Fund Services, Inc. in 1991 and is currently the Chief Executive Officer and President of ALPS Holdings, Inc., and a Director of ALPS Advisors, Inc., ALPS Distributors, Inc., ALPS Fund Services, Inc., and FTAM Distributors, Inc. Each of these organizations specialize in the day-to-day operations associated with both open- and closed-end investment companies, exchange traded funds and hedge funds. In addition, Mr. Burke is also currently Trustee, Chairman and President of the Financial Investors Trust, an open-end investment company and Trustee and Vice-President of the Liberty All-Star Equity Fund, and is a Director and Vice President of the Liberty All-Star Growth Fund, Inc., each a closed-end investment company. Mr. Burke has served as Trustee for each Fund since 2006 and as an interested trustee he does not serve as a member of the Audit and Nominating Committees. In addition, since being appointed to the Board, Mr. Burke has further enhanced his experience and skills, in conjunction with the other Trustees, through the Board’s oversight of the Funds’ officers in dealing with a diverse range of topics, to include but not limited to, portfolio management, legal and regulatory matters, compliance oversight, preparation of financial statements and oversight of the Funds’ multiple service providers. The Board of Trustees, in its judgment of Mr. Burke’s long-term professional experience with operational requirements and obligations in operating closed-end investment companies and as a trustee of closed-end investment companies, believes Mr. Burke contributes a diverse perspective to the Board that warrants his continued selection as a nominee to be a Trustee.

James E. Canty, Esquire – Mr. Canty is a founding partner, Chief Financial Officer and General Counsel for Clough. Prior to founding Clough in 2000, Mr. Canty worked as a corporate and securities lawyer and Director of Investor Relations for Converse, Inc. from 1995 to 2000. He was a corporate and securities lawyer for the Boston offices of Goldstein & Manello, P.C. from 1993 to 1995 and Bingham, Dana and Gould from 1990 to 1993. Mr. Canty served as an Adjunct Professor at Northeastern University from 1996 to 2000. Mr. Canty is currently a member of the Board of Directors of Clough Offshore Fund, Ltd. Mr. Canty has served as Trustee for each Fund since its inception and as an interested trustee does not serve as a member of the Audit and Nominating Committees. In addition, since being appointed to the Board, Mr. Canty has further enhanced his experience and skills, in conjunction with the other Trustees, through the Board’s oversight of the Funds’ officers in dealing with a diverse range of topics, to include but not limited to, portfolio management, legal and regulatory matters, compliance oversight, preparation of financial statements and oversight of the Funds’ multiple service providers. The Board of Trustees, in its judgment of Mr. Canty’s long-term professional experience with portfolio management and as a trustee of closed-end investment companies, believes Mr. Canty contributes a diverse perspective to the Board that warrants his continued selection as a nominee to be a Trustee.

Also, additional information regarding each Trustee’s current age, principal occupations and other directorship, if any, that have been held by the Trustees is provided in the table below.

Additional Information About Each Trustee And the Funds’ Officers

Set forth in the table below are the nominees and existing Trustee for election to the Board of Trustees of the GLV, GLQ and GLQ and officers, including information relating to their respective positions held with a Fund, a brief statement of their principal occupations during the past five years and other directorships, if any.

Name, Address[1] and Age	Position(s) Held with the Funds	Term of office and length of service with GLV[2], GLQ[3] & GLO[4]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[5]	Other Directorships Held by Trustee During the Past Five Years
Non-Interested Trustees/Nominees
Andrew C. Boynton Age, 54 Dean, Carroll School of Management Boston College, Fulton Bldg., Room 510, 140 Commonwealth Ave. Chestnut Hill, MA 02467	Trustee Nominee for: GLO	Trustee since: GLV: 2005 GLQ: 2005 GLO: 2006 Term expires: GLV: 2011 GLQ: 2012 GLO: 2010	Mr. Boynton is currently the Dean of the Carroll School of Management at Boston College. Mr. Boynton served as Professor of Strategy from 1996 to 2005 and Program Director of the Executive MBA Program from 1998 to 2005 at International Institute of Management Development, Lausanne, Switzerland.	3

Robert L. Butler Age, 69	Chairman of the Board and Trustee Nominee for: GLQ	Trustee since: GLV: 2004 GLQ: 2005 GLO: 2006 Term expires: GLV: 2012 GLQ: 2010 GLO: 2011	Since 2001, Mr. Butler has been an independent consultant for businesses. Mr. Butler has over 45 years experience in the investment business, including 17 years as a senior executive with a global investment management/natural resources company and 20 years with a securities industry regulation organization, neither of which Mr. Butler has been employed by since 2001.	3

Adam D. Crescenzi Age, 67	Trustee Nominee for: GLO	Trustee since: GLV: 2004 GLQ: 2005 GLO: 2006 Term expires: GLV: 2011 GLQ: 2012 GLO: 2010	Mr. Crescenzi is a Trustee of Dean College. He has been a founder and investor of several start-up technology and service firms. He currently is the Founding Partner of Simply Tuscan Imports LLC since 2007. He also serves as a Director of two non-profit organizations. He retired from CSC Index as Executive Vice-President of Management Consulting Services.	3

John F. Mee Age, 66	Trustee Nominee for: GLV	Trustee since: GLV: 2004 GLQ: 2005 GLO: 2006 Term expires: GLV: 2010 GLQ: 2011 GLO: 2012	Mr. Mee is an attorney practicing commercial law, family law, product liability and criminal law. Mr. Mee is currently a member of the Bar of the Commonwealth of Massachusetts. He serves on the Board of Directors of The College of the Holy Cross Alumni Association and Concord Carlisle Scholarship Fund, a Charitable Trust. Mr. Mee was from 1990 to 2009 an Advisor at the Harvard Law School Trial Advocacy Workshop.	3

Richard C. Rantzow Age, 71	Trustee Nominee for: GLQ	Trustee since: GLV: 2004 GLQ: 2005 GLO: 2006 Term expires: GLV: 2012 GLQ: 2010 GLO: 2011	Mr. Rantzow has over 40 years experience in the financial industry. His professional experience includes serving as an audit partner with Ernst & Young which specifically involved auditing financial institutions. Mr. Rantzow has also served in several executive positions in both financial and non-financial industries. Mr. Rantzow’s educational background is in accounting and he is a Certified Public Accountant who has continued to serve on several audit committees of various financial organizations.	3	Mr. Rantzow is a Trustee and Chairman of the Audit Committee of the Liberty All-Star Equity Fund and Director and Chairman of the Audit Committee of the Liberty All-Star Growth Fund, Inc. Mr. Rantzow was from 1992 to 2005 Chairman of the First Funds Family of mutual funds.

Jerry G. Rutledge Age, 65	Trustee Nominee for: GLO	Trustee since: GLV: 2004 GLQ: 2005 GLO: 2006 Term expires: GLV: 2011 GLQ: 2012 GLO: 2010	Mr. Rutledge is the President and owner of Rutledge’s Inc., a retail clothing business. Mr. Rutledge was from 1994 to 2007 a Regent of the University of Colorado. In addition, Mr. Rutledge is currently serving as a Director of the University of Colorado Hospital. Mr. Rutledge also served as a Director of the American National Bank from 1985 to 2009.	4	Mr. Rutledge is currently a Trustee of the Financial Investor Trust.
Interested Trustees6/Nominees
Edmund J. Burke[7] Age, 49	Trustee and President Nominee for: GLV	Trustee since: GLV: 2006 GLQ: 2006 GLO: 2006 Term expires: GLV: 2010 GLQ: 2011 GLO: 2012 President since: GLV: 2004 GLQ: 2005 GLO: 2006	Mr. Burke joined ALPS Fund Services, Inc. (“ALPS”) in 1991 and is currently the Chief Executive Officer and President of ALPS Holdings, Inc., and a Director of ALPS Advisors, Inc., ALPS Distributors, Inc., ALPS Fund Services, Inc., and FTAM Distributors, Inc. Mr. Burke is deemed an affiliate of each Fund as defined under the 1940 Act.	3	Mr. Burke is also Trustee, Chairman and President of Financial Investors Trust. Mr. Burke is a Trustee and Vice President of the Liberty All-Star Equity Fund and is a Vice President and Director of the Liberty All-Star Growth Fund, Inc.

James E. Canty[8] Age, 48 Clough Capital Partners, LP One Post Office Square 40th Floor Boston, MA 02109	Trustee Nominee for: GLQ	Trustee since: GLV: 2004 GLQ: 2005 GLO: 2006 Term expires: GLV: 2012 GLQ: 2010 GLO: 2011	Mr. Canty is a founding partner, Chief Financial Officer and General Counsel for Clough Capital Partners, L.P. (“Clough”). Mr. Canty is deemed an affiliate of each Fund as defined under the 1940 Act. Mr. Canty is currently a member of the Board of Directors of Clough Offshore Fund, Ltd.	3

Officers
Jeremy O. May Age, 40	Treasurer	Officer since: GLV: 2004 GLQ: 2005 GLO: 2006	Mr. May joined ALPS in 1995 and is currently President and Director of ALPS and Director of ALPS Advisors, Inc., ALPS Distributors, Inc., ALPS Holdings, Inc. and FTAM Distributors, Inc. Mr. May is deemed an affiliate of each Fund as defined under the 1940 Act. Mr. May is also the Treasurer of the Liberty All-Star Equity Fund, Liberty All-Star Growth Fund, Inc., Financial Investors Trust and Financial Investors Variable Insurance Trust. Mr. May is also President, Chairman and Trustee of the ALPS Variable Insurance Trust and Reaves Utility Income Fund. Mr. May is currently on the Board of Directors of the University of Colorado Foundation.	N/A	N/A

Monette R. Nickels Age, 38	Tax Officer	Officer since: GLV: 2009 GLQ: 2009 GLO: 2009	Ms. Nickels is Senior Vice President and Director of Tax Administration of ALPS. Ms. Nickels joined ALPS in 2004 as Director of Tax Administration. Ms. Nickels is deemed an affiliate of each Fund as defined under the 1940 Act. Ms. Nickels is also Tax Officer of ALPS Variable Insurance Trust, ALPS ETF Trust, Financial Investors Trust, Liberty All-Star Equity Fund, Liberty All-Star Growth Fund, Inc., Reaves Utility Income Fund and Financial Investors Variable Insurance Trust.	N/A	N/A

Erin E. Douglas Age, 33	Secretary	Officer since: GLV: 2004 GLQ: 2005 GLO: 2006	Ms. Douglas is Vice-President and Senior Associate Counsel of ALPS and Vice-President of ALPS Advisors, Inc., ALPS Distributors, Inc., and FTAM Distributors, Inc. Ms. Douglas joined ALPS as Associate Counsel in 2003. Ms. Douglas is deemed an affiliate of each Fund as defined under the 1940 Act. Ms. Douglas is currently Secretary of the Caldwell & Orkin Funds, Inc. and was formerly Secretary of Financial Investors Trust from 2004 to 2007.	N/A	N/A

Michael T. Akins Age, 33	Chief Compliance Officer	Officer since: GLV: 2006 GLQ: 2006 GLO: 2006	Mr. Akins is Vice-President and Deputy Chief Compliance Officer of ALPS. Mr. Akins joined ALPS in 2006. Mr. Akins previously served as Assistant Vice-President and Compliance Officer for UMB Financial Corporation from 2003 to 2006. Mr. Akins is deemed an affiliate of each Fund as defined under the 1940 Act. Mr. Akins also serves as Chief Compliance Officer of Financial Investors Trust and Reaves Utility Income Fund.	N/A	N/A

Dawn Cotten Age, 32	Assistant Treasurer	Officer since: GLV: 2010 GLQ: 2010 GLO: 2010	Ms. Cotten joined ALPS in June 2009 as a Fund Controller. Prior to joining ALPS, Ms. Cotten served as Assistant Vice President of Fund Accounting for Madison Capital Management from February 2009 to June 2009. Prior to this, Ms. Cotten served as Financial Reporting Manager for Janus Capital Group. Ms. Cotten is deemed an affiliate of each Fund as defined under the 1940 Act.	N/A	N/A

1	Address: 1290 Broadway, Suite 1100, Denver, Colorado 80203, unless otherwise noted.
2	GLV commenced operations on July 28, 2004.
3	GLQ commenced operations on April 27, 2005.
4	GLO commenced operations on April 25, 2006.
5	The Fund Complex for all Trustees, except Mr. Rutledge, consists of the Clough Global Allocation Fund, Clough Global Equity Fund and Clough Global Opportunities Fund. The Fund Complex for Mr. Rutledge consists of Clough Global Allocation Fund, Clough Global Equity Fund, Clough Global Opportunities Fund and the Clough China Fund, a series of the Financial Investors Trust.
6	“Interested Trustees” of a Fund as defined in the 1940 Act.
7	Mr. Burke is considered to be an “Interested Trustee” because of his affiliation with ALPS, which acts as each Funds’ administrator.
8	Mr. Canty is considered to be an “Interested Trustee” because of his affiliation with Clough, which acts as each Funds’ investment adviser.

Beneficial Ownership Of Common Shares Held In A Fund And The Fund Complex For Each Trustee And Nominee For Election As Trustee

Set forth in the table below is the dollar range of equity securities held in each Fund and on an aggregate basis for the entire Fund Complex overseen by each Trustee.

Dollar Range1 of Equity Securities Held in:

Name of Trustee/Nominee	Clough Global Allocation Fund[2]	Clough Global Equity Fund[2]	Clough Global Opportunities Fund[2]	Aggregate Dollar Range of Equity Securities Held in the Fund Complex[3]
Andrew C. Boynton	None	None	None	None
Edmund J. Burke	None	None	None	None
Robert L. Butler	$10,001-$50,000	$10,001-$50,000	$10,001-$50,000	$50,001-$100,000
James E. Canty	$50,001-$100,000	$50,001-$100,000	$50,001-$100,000	Over $100,000
Adam D. Crescenzi	None	$10,001-$50,000	Over $100,000	Over $100,000
John F. Mee	None	None	None	None
Richard C. Rantzow	$10,001-$50,000	$10,001-$50,000	None	$50,001-$100,000
Jerry G. Rutledge	$50,001-$100,000	Over $100,000	$50,001-$100,000	Over $100,000

(1)	This information has been furnished by each Trustee and nominee for election as Trustee as of December 31, 2009. “Beneficial Ownership” is determined in accordance with Section 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended (the “1934 Act”).
(2)	Ownership amount constitutes less than 1% of the total Common Shares outstanding.
(3)	The Fund Complex for all Trustees, except Mr. Rutledge, consists of the Clough Global Allocation Fund, Clough Global Equity Fund and Clough Global Opportunities Fund. The Fund Complex for Mr. Rutledge consists of the Clough Global Allocation Fund, Clough Global Equity Fund, Clough Global Opportunities Fund and the Clough China Fund, a series of the Financial Investors Trust.

Trustee Transactions with Fund Affiliates

As of December 31, 2009, none of the independent trustees, as such term is defined by the NYSE Amex’s Listing Standards (each an “Independent Trustee” and collectively the “Independent Trustees”), nor members of their immediate families owned securities, beneficially or of record, in the investment adviser, or an affiliate or person directly or indirectly controlling, controlled by, or under common control with the investment adviser. Furthermore, over the past five years, neither the Independent Trustees nor members of their immediate families have any direct or indirect interest, the value of which exceeds $120,000, in the investment adviser or any of its affiliates. In addition, since the beginning of the last two fiscal years, neither the Independent Trustees nor members of their immediate families have conducted any transactions (or series of transactions) or maintained any direct or indirect relationship in which the amount involved exceeds $120,000 and to which the investment adviser or any affiliate of the investment advisor was a party.

Trustee Compensation

The following table sets forth certain information regarding the compensation of the Funds’ Trustees for the fiscal year ended March 31, 2010. Trustees and Officers of the Funds who are employed by ALPS or Clough receive no compensation or expense reimbursement from any of the Funds.

Compensation Table For The Fiscal Year Ended March 31, 2010.

Aggregate Compensation Paid From:

Name of Trustee/Nominee	Clough Global Allocation Fund*	Clough Global Equity Fund*	Clough Global Opportunities Fund*	Total Compensation From the Fund and Fund Complex Paid to Trustees**
Andrew C. Boynton	$20,000	$20,000	$20,000	$60,000
Edmund J. Burke	None	None	None	None
Robert L. Butler	$24,000	$24,000	$24,000	$72,000
James E. Canty	None	None	None	None
Adam D. Crescenzi	$20,000	$20,000	$20,000	$60,000
John F. Mee	$20,000	$20,000	$20,000	$60,000
Richard C. Rantzow	$22,000	$22,000	$22,000	$66,000
Jerry G. Rutledge	$20,000	$20,000	$20,000	$71,837

*	Represents the total compensation paid to such persons by such Fund during the fiscal year ended March 31, 2010.
**	Represents the total compensation paid to such persons by the Fund Complex during the fiscal year ended by March 31, 2010. The Fund Complex for all Trustees, except Mr. Rutledge, consists of the Clough Global Allocation Fund, Clough Global Equity Fund and Clough Global Opportunities Fund. The Fund Complex for Mr. Rutledge consists of Clough Global Allocation Fund, Clough Global Equity Fund, Clough Global Opportunities Fund and the Clough China Fund, a series of the Financial Investors Trust. The total compensation paid to Mr. Rutledge includes the compensation he receives as a trustee of Financial Investors Trust.

Each Fund pays the Chairman of the Board (the “Chairman”) and each Independent Trustee who is not affiliated with ALPS or Clough or their affiliates. The Chairman receives from each Fund an annual retainer of $16,800 per year plus $1,800 per meeting attended in person and by telephone. The Audit Committee Chairman receives from each Fund an annual retainer of $15,400 per year plus $1,650 per meeting attended in person and by telephone. The Independent Trustees receive from each Fund an annual retainer of $14,000 per year plus $1,500 per meeting attended in person and by telephone. The per meeting fees paid to the Chairman, Audit Committee Chairman and the Independent Trustees is for each regularly scheduled Board of Trustees meeting for each Fund, and any special meeting of the Board of Trustees convened to address the Funds’ more immediate business or regulatory needs. The Chairman, Audit Committee Chairman and each Independent Trustee’s actual out-of-pocket expenses relating to their attendance at such meetings are also paid for by the Funds. The aggregate remuneration (not including out-of-pocket expenses) paid to Messrs. Boynton, Butler, Crescenzi, Mee, Rantzow and Rutledge during the fiscal year ended March 31, 2010, by the Clough Global Allocation Fund, Clough Global Equity Fund, and Clough Global Opportunities Fund equaled $126,000, $126,000 and $126,000, respectively.

During the fiscal year ended March 31, 2010, the Board of Trustees of each Fund met four times. Each Trustee then serving in such capacity attended at least 75% of the meetings of Trustees and of any Committee of which he is a member.

Leadership Structure of the Board of Trustees

The Board of Trustees, which has overall responsibility for the oversight of each Fund’s investment programs and business affairs, has appointed an Independent Trustee as Chairman of the Board of Trustees whose role is to preside at all meetings of the Board of Trustees. The Board of Trustees has also appointed an Independent Trustee as Vice-Chairman of the Funds. The Chairman is involved, at his discretion, in the preparation of the agendas for the Board meetings. In between meetings of the Board, the Chairman may act as liaison between the Board of Trustees and the Funds’ officers, attorneys and various other service providers, including but not limited to, the Funds’ investment adviser, administrator and other such third parties servicing the Funds. The Chairman may also perform other functions as may be delegated by the Board of Trustees from time to time. The Board of Trustees believes that the use of an Independent Trustee as Chairman, is the appropriate leadership structure for mitigating potential conflicts of interest associated with appointing an Interested Trustee as Chairman and facilitates the ability to maintain a robust culture of compliance. The Funds have four standing committees, each of which enhances the leadership structure of the Board of Trustees: the Audit Committee; the Nominating Committee; the Executive Committee; and the Fair Value Committee. The Audit Committee and Nominating Committee, are each chaired by, and composed of, members who are Independent Trustees. The Executive Committee consists of two Interested Trustees and one Independent Trustee. The Fair Value Committee consists of various officers of the Funds and employees of Clough Capital as well as one Independent Trustee.

Oversight of Risk Management

Each Fund is confronted with a multitude of risks, such as investment risk, counter party risk, valuation risk, political risk, risk of operational failures, business continuity risk, regulatory risk, legal risk and other risks not listed here. The Board of Trustees recognizes that not all risk that may affect the Funds can be known, eliminated or mitigated. In addition, there are some risks that may not be cost effective or an efficient use of each Fund’s limited resources to moderate. As a result of these realities, the Board of Trustees, through its oversight and leadership, has and will continue to deem it necessary for shareholders of each Fund to bear certain and undeniable risks, such as investment risk, in order for each Fund to operate in accordance with its prospectus, statement of additional information and other related documents.

However, as required under the 1940 Act, the Board of Trustees has adopted on the Funds’ behalf a vigorous risk program that mandates the Funds’ various service providers, including the investment adviser, to adopt a variety of processes, procedures and controls to identify various risks, mitigate the likelihood of such adverse events’ from occurring and/or attempt to limit the effects of such adverse events on a Fund. The Board of Trustees fulfills its leadership role by receiving a variety of quarterly written reports prepared by the Funds’ Chief Compliance Officer (“CCO”) that (1) evaluate the operation of the Funds’ service providers, (2) make known any material changes to the policies and procedures adopted by the Funds or their service providers since the CCO’s last report and (3) disclose any material compliance matter that occurred since the date of the last CCO report. In addition, the Chairman and the Independent Trustees meet quarterly in executive sessions without the presence of any interested trustees, the investment adviser, the administrator, or any of their affiliates. This configuration permits the Chairman and the Independent Trustees to effectively receive the information and have private discussions necessary to perform its risk oversight role, exercise independent judgment, and allocate areas or responsibility between the full Board of Trustees, its various committees and certain officers of the Funds. Furthermore the Independent Trustees have engaged, independent legal counsel and auditors to assist the Independent Trustees in performing their responsibilities. As discussed above and in consideration of other factors not referenced herein, the function of the Board of Trustees, with respect to its leadership role concerning risk management, is one of oversight and not active management or coordination of the Funds’ day-to-day risk management activities.

Audit Committee Reports

The role of the Funds’ Audit Committee is to assist the Board of Trustees in its oversight of (i) the quality and integrity of Funds’ financial statements, reporting process, and the independent registered public accounting firm (the “independent accountant”) and reviews thereof; (ii) the Funds’ accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; (iii) the Funds’ compliance with legal and regulatory requirements; and (iv) the independent accountant’s qualifications, independence and performance. The Audit Committee is also required to prepare an audit committee report pursuant to the rules of the SEC for inclusion in each Fund’s annual proxy statement. Each Audit Committee operates pursuant to an Audit Committee Charter (the “Charter”) that was most recently reviewed and approved by each Fund’s Board of Trustees on December 9, 2009. The Charter is available at the Funds’ website, www.cloughglobal.com. As set forth in the Charter, management is responsible for maintaining appropriate systems for accounting and internal control, and the Funds’ independent accountant is responsible for planning and carrying out proper audits and reviews. The independent accountant is ultimately accountable to each Fund’s Board of Trustees and Audit Committee, as representatives of each Fund’s shareholders. The independent accountant for the Funds reports directly to the Audit Committee.

In performing its oversight function, at a meeting held on May 19, 2010, the Audit Committee reviewed and discussed with management of the Funds and the independent accountant, Deloitte & Touche LLP (“Deloitte”), the audited financial statements of the Funds as of and for the fiscal year ended March 31, 2010, and discussed the audit of such financial statements with the independent accountant.

In addition, the Audit Committee discussed with the independent accountant the accounting principles applied by the Funds and such other matters brought to the attention of the Audit Committee by the independent accountant required by Statement of Auditing Standards No. 114, (The Auditor’s communication with those charged with Governance) as currently modified or supplemented and No. 61, as amended (AICPA, Professional Standards, Vol. 1 AU section 380), as adopted by the Public Company Accounting Oversight Board (“PCAOB”) in Rule 3200T. The Audit Committee also received from the independent accountant the written disclosures and letters required by Independence Standards Board Standard No. 1, (Independence Discussions with Audit Committees), as adopted by the PCAOB in Rule 3600T and discussed the relationship between the independent accountant and the Funds and the impact that any such relationships might have on the objectivity and independence of the independent accountant.

As set forth above, and as more fully set forth in the Charters, the Audit Committee has significant duties and powers in its oversight role with respect to each Fund’s financial reporting procedures, internal control systems and the independent audit process.

The members of the Audit Committees are not, and do not represent themselves to be, professionally engaged in the practice of auditing or accounting and are not employed by the Funds for accounting, financial management or internal control purposes. Moreover, each Audit Committee relies on and makes no independent verification of the facts presented to it or representations made by management or the independent verification of the facts presented to it or representation made by management or the Funds’ independent accountant. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and/or financial reporting principles and policies, or internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions referred to above do not provide assurance that the audit of each Fund’s financial statements has been carried out in accordance with generally accepted accounting standards or that the financial statements are presented in accordance with generally accepted accounting principles.

Based on its consideration of the audited financial statements and the discussions referred to above with management and the Funds’ independent accountant, and subject to the limitations on the responsibilities and role of the Audit Committee set forth in the Charter and those discussed above, each Audit Committee recommends to its Board of Trustees that each Fund’s audited financial statements be included in each Fund’s respective Annual Report for the fiscal year ended March 31, 2010.

SUBMITTED BY THE AUDIT COMMITTEE OF EACH FUND’S BOARD OF TRUSTEES

Richard C. Rantzow, Chairman

Andrew C. Boynton

Robert L. Butler

Adam D. Crescenzi

John F. Mee

Jerry G. Rutledge

May 19, 2010

Each Audit Committee met three times during the fiscal year ended March 31, 2010. Each Audit Committee is composed of six Independent Trustees, namely Messrs. Boynton, Butler, Crescenzi, Mee, Rantzow and Rutledge. None of the members of the Audit Committee are “interested persons” of the Funds.

Based on the findings of the Audit Committee, the Audit Committee has determined that Mr. Richard C. Rantzow is each Fund’s “audit committee financial expert,” as defined in the rules promulgated by the SEC, and as required by NYSE Amex Listing Standards. Mr. Rantzow serves as the Chairman of the Audit Committee for each Fund.

Nominating Committee

Each Fund’s Board of Trustees has a Nominating Committee composed of six Independent Trustees as the term is defined by the NYSE Amex Listing Standards, namely Messrs. Boynton, Butler, Crescenzi, Mee, Rantzow and Rutledge. None of the members of the Nominating Committee are “interested persons” of the Funds. The Nominating Committee met twice during the fiscal year ended March 31, 2010. The Nominating Committee is responsible for identifying and recommending to the Board of Trustees individuals believed to be qualified to become Board members and officers of the Funds in the event that a position is vacated or created. Mr. Crescenzi serves as Chairman of the Nominating Committee of each Fund.

When such vacancies or creations occur, the Nominating Committee will consider Trustee candidates recommended by a variety of sources to include each Fund’s respective shareholders. The Nominating Committee has a diversity policy. In considering Trustee candidates, the Nominating Committee will take into consideration the interest of shareholders, the needs of the Board of Trustees and the Trustee candidate’s qualifications, which include but are not limited to, the diversity of the individual’s professional experience, education, individual qualification or skills.

Any shareholder recommendation described above must be sent to the applicable Fund’s Secretary c/o ALPS Fund Services, Inc. The Funds’ Nominating Committees have not adopted any charters. If a charter is adopted by a particular Fund in the future, it will be available at the time on the Funds’ website (www.cloughglobal.com).

Compensation Committee

The Funds do not have a compensation committee.

Other Board Related Matters

The Funds do not require Trustees to attend the Annual Meeting of Shareholders. No Trustees attended the Funds’ Annual Meeting of Shareholders held in 2009.

REQUIRED VOTE

The election of each of the listed nominees for Trustee of a Fund requires the affirmative vote of the holders of a plurality of the votes cast by the holders of Common Shares represented at each Fund’s respective Meeting, if a quorum is present.

EACH FUND’S BOARD OF TRUSTEES, INCLUDING THE “NON-INTERESTED” TRUSTEES, UNANIMOUSLY RECOMMENDS THAT THE COMMON SHAREHOLDERS VOTE “FOR” THE ELECTION OF EACH FUND’S RESPECTIVE NOMINEES.

ADDITIONAL INFORMATION

Independent Registered Public Accounting Firm

Deloitte, 555 17th Street, 36th Floor, Denver, CO 80202, has been selected to serve as each Fund’s independent registered public accounting firm for each Fund’s fiscal year ending March 31, 2011. Deloitte acted as each Fund’s independent registered public accounting firm for the fiscal year ended March 31, 2010. The Funds know of no direct financial or material indirect financial interest of Deloitte in any of the Funds. A representative of Deloitte will not be present at the Meetings, but will be available by telephone and will have an opportunity to make a statement, if asked, and will be available to respond to appropriate questions.

Principal Accounting Fees and Services

The following table sets forth for each Fund the aggregate fees billed by Deloitte for each Fund’s last two fiscal years as a result of professional services rendered for;

(1) Audit Fees for professional services provided by Deloitte for the audit of each Fund’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements;

(2) Audit-Related Fees for assurance and related services by Deloitte that are reasonably related to the performance of the audit of each Fund’s financial statements and are not reported under “Audit Fees”;

(3) Tax Fees for professional services by Deloitte for tax compliance, tax advice and tax planning; and

(4) All Other Fees for products and services provided by Deloitte other than those services reported in above under “Audit Fees,” “Audit Related Fees” and “Tax Fees”.

	Clough Global Allocation Fund		Clough Global Equity Fund		Clough Global Opportunities Fund
	2010	2009	2010	2009	2010	2009
Audit Fee	$28,333	$28,333	$28,333	$28,333	$28,333	$28,333
Audit Related Fees	$0	$0	$0	$0	$0	$0
Tax Fees	$2,760	$4,165	$2,760	$4,165	$2,760	$4,165
All Other Fees	$0	$0	$0	$0	$0	$0

Each Fund’s Charter requires that the Audit Committee pre-approve all audit and non-audit services to be provided by the independent registered public accountant to a Fund and all non-audit services to be provided by the independent registered public accountant to the Fund’s investment adviser and service providers controlling, controlled by or under common control with the Fund’s investment adviser (“affiliates”) that provide on-going services to a Fund (a “Covered Services Provider”), if the engagement relates directly to the operations and financial reporting of a Fund. Each Audit Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to a Chairman of an Audit Committee, and the Chairman must report to the Fund’s Audit Committee, at its next regularly scheduled meeting after the Chairman’s pre-approval of such services, his decision(s). The Audit Committees may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of an Audit Committee’s pre-approval responsibilities to other persons (other than the investment adviser or a Fund’s officers). Pre-approval by an Audit Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to a Fund, the investment adviser, and any Covered Services Provider constitutes not more than 5% of the total amount of revenues paid by a Fund to its independent accountant during the fiscal year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by a Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the applicable Audit Committee and approved by the Audit Committee or Chairman prior to the completion of the audit. All of the audit, audit-related and tax services described above for which Deloitte billed the Funds fees for the fiscal year ended March 31, 2010, were pre-approved by the Audit Committee.

The Investment Adviser and Administrator

Clough is the investment adviser for each of the Funds, and its business address is One Post Office Square, 40th Floor, Boston, Massachusetts 02109.

ALPS is the administrator for each of the Funds, and its business address is 1290 Broadway, Suite 1100, Denver, Colorado 80203.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the 1934 Act and Section 30(h) of the 1940 Act, and the rules thereunder, require the Funds’ officers and Trustees, officers and Directors of the investment adviser, affiliated persons of the investment adviser, and persons who beneficially own more than 10% of a registered class of a Funds’ Common Shares to file reports of ownership and changes in ownership with the SEC and the NYSE Amex and to furnish the Funds with copies of all Section 16(a) forms they file. Based solely on a review of the reports filed with the SEC and upon representations that no applicable Section 16(a) forms were required to be filed, each Fund believes that during fiscal year ended March 31, 2010, all Section 16(a) filing requirements applicable to each Fund’s officers, Trustees and greater than 10% beneficial owners were complied with.

Broker Non-Votes and Abstentions

The affirmative vote of a plurality of votes cast for each nominee by the holders entitled to vote for a particular nominee is necessary for the election of a nominee.

For the purpose of electing nominees, abstentions or broker non-votes will not be counted as votes cast and will have no effect on the result of the election. Abstentions or broker non-votes, however, will be considered to be present at the Meeting for purposes of determining the existence of each Fund’s quorum.

Shareholders of each Fund will be informed of the voting results of its Meeting in each Fund’s Semi-Annual Report dated September 30, 2010.

OTHER MATTERS TO COME BEFORE THE MEETING

The Trustees of the Funds do not intend to present any other business at the Meeting, nor are they aware that any shareholder intends to do so. If, however, any other matters, including adjournments, are properly brought before a Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

Shareholder Communications with Board of Trustees

Shareholders may mail written communications to each Fund’s full Board of Trustees, to committees of the Board or to specified individual Trustees in care of the Secretary of the Funds, 1290 Broadway, Suite 1100, Denver, Colorado 80203. All shareholder communications received by the Secretary will be forwarded promptly to the applicable Board of Trustees, the relevant Board of Trustees’ committee or the specified individual Trustees, as applicable, except that the Secretary may, in good faith, determine that a shareholder communication should not be so forwarded if it does not reasonably relate to a Fund or its operations, management, activities, policies, service providers, Board of Trustees, officers, shareholders or other matters relating to an investment in a Fund or is purely ministerial in nature.

SHAREHOLDER PROPOSALS

Any shareholder proposal to be considered for inclusion in the Fund’s proxy statement and form of proxy for the annual meeting of shareholders to be held in 2011 should be received by the Secretary of a Fund no later than March 8, 2011. In addition, pursuant to the Fund’s By-Laws, a shareholder is required to give to a Fund notice of, and specified information with respect to, any proposals that such shareholder intends to present at the 2011 annual meeting no earlier than February 6, 2011 and no later than March 8, 2011. Under the circumstances described in, and upon compliance with, Rule 14a-4(c) under the 1934 Act, a Fund may solicit proxies in connection with the 2011 annual meeting which confer discretionary authority to vote on any shareholder proposals of which the Secretary of a Fund does not receive notice in accordance with the aforementioned date. Timely submission of a proposal does not guarantee that such proposal will be included.

IF VOTING BY PAPER PROXIES, IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND A MEETING ARE THEREFORE URGED TO COMPLETE, SIGN, DATE, AND RETURN THE PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

CLOUGH GLOBAL OPPORTUNITIES FUND

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Erin E. Douglas and Jeremy O. May, and each of them, attorneys and proxies of the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of Clough Global Opportunities Fund (the “Fund”) which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Fund to be held at the offices of the Fund, 1290 Broadway, Suite 1100, Denver, Colorado 80203 on Friday, July 16, 2010, at 10:00 a.m., and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this proxy will be voted FOR Proposal and in the discretion of the proxy holder as to any other matter that may properly come before the Meeting. Please refer to the Proxy Statement for a discussion of Proposal.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Please sign this proxy exactly as your name(s) appear(s) in the records of the Fund. If joint owners, either may sign. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

PLEASE MARK YOUR VOTE WITH AN “X”

To Elect three (3) Trustees of the Fund:

(1)	Andrew C. Boynton

    For

    Nominee

Withhold

Authority

(2)	Adam D. Crescenzi

    For All

    Nominees

Withhold

For All Except

(3)	Jerry G. Rutledge

    For All

    Nominees

Withhold

For All Except

Please be sure to sign and date this proxy.

Signature:                                                                                                                        Date:

Co-owner:                                                                                                                        Date: